Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
October 31, 1998



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.4506%



        Excess Protection Level
          3 Month Average 5.62%
          October, 1998 6.06%
          September, 1998  4.43%
          August, 1998 6.37%


        Cash Yield18.93%


        Investor Charge Offs 4.98%


        Base Rate 7.89%


        Over 35 Day Delinquency 5.16%


        Seller's Interest 8.67%


        Total Payment Rate14.28%


        Total Principal Balance$39,561,435,127.71


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$3,431,640,609.22